UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2009

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) Compensatory Arrangements of Certain Officers
     On April 17, 2009, the Board of Directors (the “Board”) of PHH Corporation (“PHH” or the “Company”) previously approved, subject to stockholder approval, the PHH Corporation Amended and Restated 2005 Equity and Incentive Plan (the “Amended 2005 EIP”). The Amended 2005 EIP: (1) increases by 4,550,000 shares the maximum number of shares that the Company may issue as awards (of which no more than 2,250,000 shares may be issued pursuant to awards that are not stock options or stock appreciation rights (“SARs”)); (2) clarifies the definition of pre-tax income of the Company or any subsidiary, division or business unit as a performance goal under the Amended Plan; (3) increases the maximum aggregate value of any payment subject to awards under the annual incentive program or stock- or cash-based awards other than stock options, SARs, restricted stock or restricted stock units from $1.0 million to $5.0 million in respect of any calendar year; and (4) incorporates certain other modifications and changes described more fully in the Amended 2005 EIP, attached as Exhibit 10.1 to this Form 8-K. According to the certified results from the Company’s 2009 annual meeting of stockholders (the “2009 Annual Meeting”) held on June 10, 2009, the Company’s stockholders have approved the Amended 2005 EIP.
     Persons eligible to receive awards under the Amended 2005 EIP include non-employee directors of the Company, officers or other employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.
     Until and unless further amended as described below, the maximum number of shares of the Company’s common stock that may be issued pursuant to awards under the Amended 2005 EIP is 12,050,00 shares.
     To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the Amended 2005 EIP. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award will be counted against the share limits of the Amended 2005 EIP. To the extent that shares are delivered pursuant to the exercise of a SAR, the number of underlying shares as to which the exercise related will be counted against the share limits of the Amended 2005 EIP. Shares that are subject to or underlie awards which expire or for any reason are cancelled, terminated, or forfeited, fail to vest, or for any other reason are not paid or delivered under the Amended 2005 EIP, will again be available for subsequent awards under the Amended 2005 EIP. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under our Amended 2005 EIP, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the Amended 2005 EIP.
     The Amended 2005 EIP authorizes the grant of stock options, SARs, restricted stock, restricted stock units, stock bonuses, performance-based awards, dividend equivalent rights and ownership interests in PHH, as well as cash bonus awards.
     As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Amended 2005 EIP and any outstanding stock-based awards, as well as the exercise, base or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.
     As previously announced on June 4, 2009, PHH intends to reduce the aggregate number of shares authorized to be issued under the Amended 2005 EIP by 1,000,000 shares.

     The foregoing summary of the Amended 2005 EIP is qualified in its entirety by reference to the text of the Amended 2005 EIP document, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) Amendment to Articles of Incorporation
     On June 12, 2009, stockholders at the Company’s 2009 Annual Meeting voted in favor of the Board’s proposal to amend the Charter of PHH to increase the number of authorized shares of capital stock from 110,000,000 shares to 275,000,000 shares and the authorized number of shares of common stock from 108,910,000 shares to 273,910,000 shares. Articles of Amendment effecting the foregoing amendments to the Charter were filed of record with the Maryland State Department of Assessments and Taxation on June 12, 2009 and became effective immediately upon filing.
     The foregoing description of the amendments effected by the Articles of Amendment to the Company’s Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, which are attached to this Form 8-K as Exhibit 3.1 hereto and are incorporated herein by reference in their entirety.

Item 8.01	Other Events.
     On June 12, 2009, the Company and Pennant Capital Management jointly issued a press release announcing the certified results of the Company’s 2009 Annual Meeting of Stockholders.
     A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

3.1	Articles of Amendment to the Charter of PHH Corporation effective as of June 12, 2009.

10.1	Amended and Restated 2005 Equity and Incentive Plan.

99.1	Press Release dated June 12, 2009 by PHH Corporation and Pennant Capital Management Jointly Announcing Certified Results of 2009 Annual Meeting of Stockholders.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel and Secretary

Dated: June 16, 2009